SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  September 27, 2004

UPFC Auto Receivables Trust 2004-A ACE Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-110039	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina 28211
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On or about September 22, 2004, United Auto Receivables Corp. transferred certain motor vehicle retail installment sale contracts (the “Receivables”) to ACE Securities Corp. (the “Seller”) and the Seller transferred the Receivables to UPFC Auto Receivables Trust 2004-A (the “Trust”).  The Trust granted a security interest in the Receivables to Deutsche Bank Trust Company Americas and issued Asset Backed Notes in the aggregate original principal amount of $420,000,000 (the “Notes”).  This Current Report on Form 8-K is being filed to file a detailed description of the statistical distribution of the automobile loans as of the cut-off date (the “Detailed Description”).

Item 9.01

Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

Exhibit No.

Description

99.1

Detailed Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE SECURITIES CORP.

By: /s/ Evelyn Echevarria

Name: Evelyn Echevarria

Title: Vice President

Dated:  September 27, 2004

Exhibit Index

Exhibit No.	Description	Page

99.1	Detailed Description

EXHIBIT 99.1